Exhibit 99.1

Investor Presentation February 2009

Forward-Looking Information Certain statements in this presentation, and other written or oral statements made by or on behalf of us, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, including statements regarding guidance, are forward-looking statements within the meaning of these laws. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that our expectations will be realized. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially and adversely from such statements. These risks and uncertainties include: changes in the price of potash or langbeinite; operational difficulties at our facilities; changes in demand and/or supply for potash or langbeinite; changes in our reserve estimates; our ability to achieve the initiatives of our business strategy, including but not limited to the development of the HB Mine as a solution mine; changes in the prices of our raw materials, including but not limited to the price of natural gas; fluctuations in the costs of transporting our products to customers; changes in labor costs and availability of labor with mining expertise; the impact of federal, state or local government regulations, including but not limited to environmental and mining regulations; competition in the fertilizer industry; declines in U.S. or world agricultural production; declines in oil and gas drilling; changes in economic conditions; adverse weather events at our facilities; our ability to comply with covenants inherent in our current and future debt obligations to avoid defaulting under those agreements; continued disruption in credit markets; governmental policy changes that may adversely affect our business and the risk factors detailed in our filings with the Securities and Exchange Commission. Please refer to those filings for more information on these risk factors. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as the result of future events, new information or otherwise.

Intrepid Potash Strategically Located, Potash-Only Company Intrepid has an intense production focus: Improve reliability and efficiency Increase production of incrementally lower-cost volumes Innovate production methods Our production focus combined with earnings leverage to potash price delivers margin Florida New Mexico Texas Oklahoma Kansas Nebraska South Dakota Montana Wyoming Colorado Utah Idaho Arizona Nevada Washington California Oregon Kentucky Maine New York Pennsylvania Michigan Vermont New Hampshire Virginia West Virginia Ohio Indiana Illinois North Carolina Tennessee South Carolina Alabama Mississippi Arkansas Louisiana Missouri Iowa Minnesota Wisconsin Georgia North Dakota HB Developmental Asset Operating Solar Evaporation Solution Mine Operating Conventional Mine North Mine Developmental Asset

Company Overview The largest U.S. producer of potash or potassium fertilizer Only Western world producer created and dedicated solely to potash-related products Supplies 1.5% of Global demand and 8.5% of U.S. demand 1 of 2 global producers of sulfate of potash magnesia, or langbeinite (Intrepid Trio™) 5 active production facilities Nameplate capacity of 1.2MM tons of potash and 0.25MM tons of langbeinite Strong balance sheet 784 employees as of December 31, 2008 Over 280 customers

A Strong Cash Position, Zero Debt, and Cash Flows Pro Forma EBITDA(1) (In millions) Balance Sheet as of December 31, 2008 1 Non-GAAP reconciliation available $55.1 $36.2 $11.8 $12.2 $8.2 $8.2 $83.7 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Cash and Cash Equivalents $117 million Debt Outstanding $ - Availability under the Credit Line $125 million

Building Upon Our History of Value Creation Through Innovation February 2004: Acquired Carlsbad facilities from Mississippi Chemical April 2004: Acquired Wendover facility from Reilly Chemical February 2000: Acquired Moab facility from Potash Corp. 2000 2005 2006 2008 2007 2004 2004: Doubled Moab production by being first to use horizontal drilling methods 2007 and 2008: Build out of management team to execute growth plan August 2005: Began langbeinite production by building first-of-its-kind plant in Carlsbad Approximately $165 Million Invested Since Inception to Improve and Expand Facilities September 2004: Built deep brine well at Wendover Years added to Mine Life: 120 Years added to Mine Life: 30 Years added to Mine Life: 59 2009 Phase 1 of the HB Solar Solution Mine Years added to Mine Life: 28

36 percent increase in effective capacity The Intrepid Potash Growth Story Multiple organic growth projects in place to expand production at our existing facilities Significant strength in potash pricing environment Attractive development assets Narrowing the gap between effective and nameplate capacity (1) 2010 - 2012 estimates include HB Mine production (2) FOB list price Carlsbad red granular potash price 6.3 percent CAGR Intrepid Potash List Price ($ per ton)(2) Intrepid Production Capacity (‘000 tons)(1) Potash 2007 2008 $800 600 900 1,200 1,500 2007 2008E 2009E 2010E 2011E 2012E Tons of Annual Production Capacity (000’s) Effective Nameplate 0 100 200 300 400 500 600 700 800 900 J F M A M J J A S O N D J F M A M J J A S O N D J

Why Consider an Investment in Intrepid Potash Strong Long-Term Industry Fundamentals The Only Western World Potash Pure-Play Significant Margin Opportunity Strategically Located Assets Diversified Markets and Customer Base Well-Defined, Attractive Organic Growth Opportunities Long-Life Reserves Experienced Management Team with Significant Equity Ownership

Demand and Supply Conditions Lead to the Current Pricing Environment Historical Potash Prices Carlsbad (FOB) Price of Product ($/ton) Source: Green Markets, Fertecon, IPNI Notes: (1) Posted price for red granular potash as of 2/2/2009 Example Prices ($ / ton) $816 contract as of November 2008 Japan (cfr Japanese port) $750 spot U.S. Midwest (fob warehouse) $1,012 spot Brazil (cfr Brazilian port) $590 contract as of April 2008 China (cfr Chinese port) $625 contract as of March 2008 India (cfr Indian port) $800 spot Carlsbad (fob mine)(1) $776 spot Saskatchewan (fob mine) Dec. 2006: Russian mine flood removes 1.3MM tons of KCL 1991: Collapse of Soviet Union 2006: Canpotex concludes pricing negotiations with China 1997: Potacan mine flood removes 0.8MM tons of KCL 1986: Berezniki 3 mine flood removes 1.8MM tons of KCL 2000: Acquisition of Moab 2004: Acquisition of Carlsbad and Wendover Nov. 2008 - Present: Global buyer stand-off and significant reported production curtailments Aug. 2008: Record low potash inventories 0 100 200 300 400 500 600 700 800 1985 1987 1989 1991 1993 1995 1997 1999 2002 2004 2006 2008

Since January 2006 Minimal Historical Potash Price Volatility 70 Corn 0 Potash 63 Gold 75 Crude Oil 87 Nickel Number of Weekly Price Declines(1) Source: Bloomberg, Green Markets Notes: (1) Number of weeks declined out of the last 162 weeks; As of 2/2/2009 (2) Posted price for red granular potash of $800 per ton; Intrepid is realizing lower sales volumes at this price level Indexed Historical Potash Prices Compared to Commodity Prices Nickel Corn Potash (2) Gold Crude Oil 50 100 150 200 250 300 350 400 450 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09

Potash has the Best Fundamentals Source: Green Markets Notes: (1) Number of weeks declined out of the last 57 weeks, As of 2/2/2009 (2) Posted price for red granular potash of $800 per ton; Intrepid is realizing lower sales volumes at this price level Since January 2008 Indexed Historical Potash Prices Compared to Other Fertilizers Prices 0 Potash 16 DAP 22 Urea Number of Weekly Price Declines(1) Urea (U.S. Gulf Prill Import) DAP (New Orleans Barge) Potash (2) (Carlsbad) 40 80 120 160 200 240 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09

600 800 1,000 1,200 1,400 1,600 1,800 2,000 1980 1984 1988 1992 1996 2000 2004 2008 Grain Production (Millions of Tons) 10% 20% 30% 40% 50% Stock to Use Ratio Fundamentals of Increasing Population and Meat Consumption Continue to Drive Record Grain Demand Note: Grains include corn, wheat, barley, oats and sorghum. Stock to use ratio is average inventory / consumption for that year; data updated monthly Source: United Nations Food and Agriculture Organization (FAO), U.S. Department of Agriculture (USDA), PPI, IFA, Fertecon (1) Futures prices based on Closing price of Chicago Board of Trade futures contracts as of 2/5/2009; futures prices for December delivery in forecast years. Grain Production Stock to Use Ratio World Grain Production and Stock to Use Ratios Hectares of Arable Land per Person Hectares per person Crop Prices Over Time(1) World Population vs. Fertilizer and Meat Consumption People (Bn) CBOT World Meat Consumption 2010E MM Tons 5 Year Average Current Sept. 2009 Futures Soybeans: $7.45 $9.60 $9.45 Wheat: $4.74 $5.53 $6.10 Corn: $3.03 $3.62 $4.01 E 0.38 0.32 0.29 0.25 0.22 0.21 0.00 0.10 0.20 0.30 0.40 0.50 1970 1980 1990 2000 2010E 2020E 0 1 2 3 4 5 6 7 8 1965 1970 1975 1980 1985 1990 1995 2000 2005E 2010E 0 50 100 150 200 250 300 350 $0 $2 $4 $6 $8 $10 $12 1980 1984 1988 1992 1996 2000 2004 2008 $/bushel Wheat All Corn Soybeans

In spite of financial crisis, population growth continues Assuming a 1.17% growth rate in world population: Each day - 220,000 more people A city the size of Baton Rouge, LA Each week – 1.5 million more people Another Philadelphia, PA Each year – 80 million more people Approximately 10 more New York Cities Potash Deliveries Track Population Growth Source: FERTECON, US Census Bureau Historical CAGRs (%) Potash Deliveries 5-Year Forward CAGRS (2008 – 2012) 8.5% 6.0% China India 5.1% Brazil Since 1962 2.8% 2.5% World Potash Consumption ex. FSU World Potash Consumption Since 2000 3.6% 3.5% Collapse of Soviet Union India / China GDP Growth NA 9.5% Historical Global Population 0 10 20 30 40 50 60 70 80 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008E 2011E (000s Tons in KCL Equivalent) 0 1 2 3 4 5 6 7 8 Global Midyear Population (in billions) World World ex. FSU

Strong Returns Continue for Corn Growers - Non-land fixed costs include: labor, opportunity cost of unpaid labor, taxes, insurance, general overhead, and machine and equipment expenses - Other variable costs include: seed, chemicals, fuel, lube, electricity, repairs, water, interest, custom operations, and drying - Land costs are shown as the rental rate of land (opportunity cost) - Corn Farm Price is shown as December CBOT futures price minus $0.30 basis and excludes the benefit of any government payments Source: USDA, Intrepid Corn Farm Price Potash (7%) Land (25%) Non-Land Fixed Costs (29%) Other Variable Costs (31%) Total Fertilizer (15%) Per Bushel Return Historical Corn Input Costs and Price 2009 2010 Farm Price 3.80 $ 3.90 $ Gross Margin 0.80 $ 0.90 $ Input Costs Potash 0.21 $ 0.21 $ Total Fertilizer 0.57 $ 0.54 $ Other Variable 0.89 $ 0.90 $ Non-Land 0.83 $ 0.84 $ Land 0.71 $ 0.72 $ Total 3.00 $ 3.00 $

(1) Supply curtailments include 2.7MM tons in 2008 and 6.5MM tons in 2009 based on Fertecon estimates and company announcements Source: Fertecon, Intrepid Potash, and public filings Long Term Supply Fundamentals Intact World Potash Production vs. Consumption Growth Assumes 92% Industry Operating Rate For New & Existing Supply MM Tons of KCL Equivalent January ‘09 Fertecon Delivery Growth Estimate Cumulative Announced Capacity Increases 2008 Existing Supply (Assumes no mine disruption, depletion, flooding, etc.) Inventory Drawdown in 2007 Announced Capacity Expansions On Hold Existing Supply Curtailed (1) August ‘08 Fertecon Delivery Growth Estimate 40 45 50 55 60 65 70 75 80 85 90 2005 2006 2007 2008F 2009F 2010F 2011F 2012F 2013F

Few Global Producers, With Strong Balance Sheets 2007– MM KCL Equivalent Tons (2) (3) (2) (2) Source: Public filings and select country data from IFA (1) 2007 figures are for December 2006 through November 2007. Mosaic’s fiscal year ends on May 31. (2) PCS has ownership stake. (3) PCS markets Intrepid Potash’s products outside North America. (4) Compass Minerals produces potassium sulfate (SOP), which does not compete directly with MOP. Compass Minerals’ SOP is produced both directly and by reprocessing MOP purchased from other producers. Estimated reprocessed production is excluded from the figures for Compass Minerals. (1) (4) Production Share Canpotex BPC 1.5% Net Debt/Market Capitalization averages 9.7% across all public companies 0 1 2 3 4 5 6 7 8 9 10 11 PCS Mosaic Agrium Belaruskali Uralkali K&S Silvinit ICL China APC Intrepid SQM Vale Compass PCS Affiliates BPC Canpotex RoW Intrepid 28.5% 13.4% 23.8% 32.7%

Why Potash Only? More Difficult Least Difficult Most Difficult Logistics for Greenfield 24% 59% 17% % of Overall Fertilizer Market $1.5Bn for 1.1MM Tons $1.0Bn for 1.1MM Tons $2.8Bn for 2.2MM Tons Estimated Cost for Greenfield (3) Phosphate (4) Nitrogen Potash 3 – 4 years 3 years 5 – 7 years Time for Greenfield 81% Phosphoric Acid 82% Phosphate Rock 86% Ammonia 89% Urea 85% Potash (93% Effective Capacity) (2) Industry Nameplate Operating Rate (1) 47% 57% 19% % of Production Government Controlled 41% Phosphoric Acid 49% Phosphate Rock 13% Ammonia 39% Urea 64% Market Share of Top 5 Producers(1) Phosphate rock Sulfuric acid Ammonia Natural gas Potash ore Key Inputs ~44 ~60 12 Producing Countries Market Structure for Key Fertilizer Nutrients (1) Potash percentage represents 2007, nitrogen and phosphate percentages represent 2005 figures from Integer. (2) Estimated by Intrepid Potash from historic production. Operating capacity rates for nitrogen and phosphate expressed as percentage of nameplate capacity. Effective capacity for potash estimated based on historic production. (3) Does not include infrastructure outside the plant gates (e.g. rail, road networks, utility systems). (4) Includes all types of phosphate fertilizer production.

Potash Salt COMPO Fertiva Complementary Business Agrium Potash Nitrogen Phosphates Other The Only Western World Potash Pure-Play K+S Potash Potash Phosphates Nitrogen Potash Corp Mosaic Uralkali Potash Intrepid Comparables Revenue by Product - North America Comparables Revenue by Product - International ICL Potash Fertilizer & Phosphates Chemicals & Others Advanced Technologies Nitrogen Phosphates Retail Potash Source: Intrepid Potash, company websites and 2007 company financials 16% 4% 19% 18% 42% 53% 23% 22% 2% 100% 31% 34% 34% 4% 6% 33% 9% 48%

Global Production and North American Inventory Levels N. American Inventory (000s Tons KCL Equivalent) Source: IPNI, Fertecon, Intrepid Potash Global Production (000s Tons KCL Equivalent) Global Production Potash Inventory Trendline Risks to Production Supply Shocks Delays in Projects Labor Shortage/Disputes Depletion Current market conditions are having an impact on inventories Global production cuts have occurred 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 30,000 40,000 50,000 60,000 70,000 80,000

Production Curtailed to Match Demand 000s Tons in KCL Equivalent (1) Sales include both domestic and export sales (2) Production for January 2009 is estimated based on publicly available historical data and announced curtailments (3) August – September 2008 North American production negatively impacted by strike at Potash Corp. facilities Source: IPNI 2009 North American Production Curtailment Announcements Potash Corp: 2MM tonnes beginning in January Mosaic: Up to 1MM tonnes in 2H of fiscal year (Dec-May) Agrium: Continuing to operate below full production rates Intrepid: Temporary two-week shutdowns at Carlsbad facilities in February, followed by shift reductions Sales (1) Production (2)(3) - 500 1,000 1,500 2,000 2,500 3,000 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09

Current Market Realities Global Buyer Hesitation Persists Building Producer Inventories Slower Sales into Agricultural & Industrial Markets Elective Production Curtailments / Mine Shutdowns Intrepid Management Actions Committed to Maintaining Strong Balance Sheet Continuing to Actively Monitor Market Environment to Avoid Excessive Build of Inventory Elective Production Curtailments / Mine Shutdowns and Staffing Reductions Deferral of Discretionary Capital and Maintenance Spending Continue to Focus on Margins

Average Potash Consumption Over 5x Greater than Production in Our Markets Low High Total KCL Equivalent Consumption in Region = 5.6MM Tons Total Intrepid Potash’s Current Effective KCL Capacity in Production = 1.0MM Tons Source: Association of American Plant Food Control Officials (AAPFCO), TFI; Intrepid Potash New Mexico Texas Oklahoma Kansas Colorado Mississippi Arkansas Louisiana Idaho Washington Oregon Nebraska Missouri Iowa Illinois California Wyoming Utah Arizona Nevada Strategically Located Assets

(2) (2) Source: Green Markets and Fertecon Notes: (1) Based on most recently reported quarters for Intrepid Potash Inc., Potash Corp., Mosaic Co., Agrium Inc. (2) Adjusted COGS include: Cash operating costs, including all royalty, profit and capital taxes; Royalties of $21 per ton for Intrepid; Royalty, profit and capital taxes of $107 per ton for N. American Competitors Intrepid vs. North American Competitors Most Recently Reported Quarter ($ per ton) Intrepid’s Advantage Most Recently Reported Quarter ($ per ton) (1) Our 3.5% net sales royalty rate is significantly lower than royalty and resource tax burden of our principal competitors 99 10 + = Strategically Located: Location, Tax Advantage, and Leverage to Potash Price 99 10 109 0 30 60 90 120 Realized Price Adjusted COGS Gross Margin Advantage 623 524 (213) (223) 0 200 400 600 800 Realized Price Adjusted COGS Intrepid N. American Competitors

Diversified Markets and Customer Base

YTD 2008 Intrepid Potash Sales[1]


Agricultural
Includes:
Barley
Corn
Cotton
Hay
Nuts
Rice
Soybeans
Vegetables
Wheat
Industrial
Feed

- We sell Potash into 3 different markets: Agricultural, Industrial and Feed
  - Agricultural represents ~60% of Intrepid sales compared to an industry average of 95%[2]
- Agricultural primarily consumes granular potash, industrial primarily consumes standard potash
  - Standard potash costs less to produce
  - Pricing similar across segments
- Industrial primarily consists of oil and gas drillers
- Industrial customers rely on spot market sales and just-in-time delivery

(1) As of September 30, 2008
(2) Source: IFA

INTREPID POTASH

24

Low-Cost, Solar Evaporation Assets

$446 per ton Capex to reopen an existing mine compared to an estimated cost of ~$1,200 per ton for greenfield projects HB expected to be among the lower-cost potash mines in North America Same proven solar evaporation and solution mining technology as used in Moab Will share infrastructure with existing Carlsbad operations Production cost per ton estimated to be $65 to $70 per ton(1) Estimated annual production – 150,000-200,000 tons Filed permit application in March 2008; Mine plan submitted to the BLM in May 2008, Environmental Impact Statement request received from BLM in January 2009 Production planned to begin 12 months after permit approval Total area available to be flooded: 1.3x size of Manhattan HB Potash Solution Mine: Innovate and Increase Potash Pillar (1) Based on third party feasibility study

Q1 2010 East Q1 2010 $125 80 $10,000 – $15,000 Langbeinite Recovery Flotation Project Langbeinite Debottlenecking and Expansion Projects at Existing Facilities Q2 2009 Q1 2009 Q1 2009 Q3 2009 Estimated in service date Potash Debottlenecking and Expansion Projects at Existing Facilities $446 175 $78,000 – $88,000 HB HB Solution Mine $500 10 $5,000 – $6,000 Q4 2008 Moab Additional Caverns $400 15 $6,000 – $7,000 Q4 2008 East Thickener Upgrade $278 9 $2,500 – $3,000 Q1 2009 West Columnar Flotation $212 52 $11,000 – $12,000 H1 2009 West Storage and Hoisting Capacity Upgrade $ Capital/ Ton of Capacity ($/Ton) Theoretical Additional Product Tons (000s Tons) Estimate on Capital ($000s) Estimated Facility Capital Estimates ($MM) Well-Defined Attractive Growth Opportunities to Increase Production 2008 Capex budget of $80 to $95 million, $25 to $35 million of which was allocated to fund portions of the projects listed above

Opportunity at the North Mine Current infrastructure allows North Mine to reopen at a capital cost much less than a greenfield project Full conventional underground mine and process facility, idled in early 1980’s Two concrete lined shafts, utilities, brine disposal, tailings disposal and other infrastructure already in place Technology advances in underground mining expected to make North Mine more efficient than in previous years The North Mine was producing between 300,000 and 350,000 tons of MOP per year at the time of shutdown

 17,061 Low-Cost, Low-Sovereign Risk Expansions Capital Cost Curve for Announced Potash Expansion Projects Capital Costs ($) / ton (1) Incremental Annual Production Capacity (2) MOS / PCS / Intrepid PCS CVRD (Argentina) MagMinerals (Congo) Greenfield Project Intrepid Greenfield (HB) Brownfield Project Intrepid Brownfield Notes: (1) Annual KCl production per year (2) Thousand tons of KCl Mosaic 0 200 400 600 800 1,000 1,200

Strong Long-Term Industry Fundamentals The Only Western World Potash Pure-Play Significant Margin Opportunity Strategically Located Assets Diversified Markets and Customer Base Well-Defined, Attractive Organic Growth Opportunities Long-Life Reserves Experienced Management Team with Significant Equity Ownership Why Consider an Investment in Intrepid Potash

Appendix

Innovate and Increase Production 93 30 2,800 Q1 2008 East Additional Operating Panel Unique and Innovative Growth Projects Completed Since 2002 250 16 4,000 Q4 2008 Wendover 2nd & 3rd Deep Brine Well 91 220 20,000 Q3 2005 East Langbeinite Plant 150 10 1,500 Q1 2005 Wendover 1st Deep Brine Well 250 20 5,000 Q4 2005 Moab 2nd Horizontal Potash Cavern 125 40 5,000 Q4 2004 Moab 1st Horizontal Potash Cavern $ Capital/ Ton of Capacity ($/Ton) Additional Product Tons (000’s Tons) Capital ($000’s) Completed Facility

Improvements: Reliability and Efficiency

Location	Project Description
Moab, UT	■Drilled and completed first potash horizontal solution mining caverns ■Refurbish warehouses ■Upgraded electrical system ■Optimized potash and tails leaching
Wendover, UT	■Drilled and completed two corrosion-resistant deep-brine wells ■Installed new flotation equipment to improve potash recovery ■Replaced product dryer to increase throughput and allow fuel switching ■Debottleneck Mill ■Upgraded sizing and compaction
West Mine, NM	■Installed new flotation equipment to improve potash recovery ■Installed state-of-the-art wireless communications systems to increase safety, improve productivity and allow for future technology additions ■Upgrade skips and hoist ■Upgrade brine and tails system
East Mine, NM	■Installed innovative processing facility to allow for the co-production of potash and langbeinite from one ore feed ■Installed state-of-the-art wireless communications systems to increase safety, improve productivity and allow for future technology additions ■Process optimization and improved recovery; K analyzer controls ■Significantly upgrade storage warehouses
Carlsbad, NM	■Purchased high productivity mining equipment modified for potash extraction from original its configuration intended for coal mining applications ■Conducted detailed risk assessment, implementing recommendations
General Capital Improvements / Corporate / IT	■Installed Mincom enterprise resource planning and asset management software to improve maintenance and mine planning functions ■Upgraded lab equipment to enhance ability to respond to changes in ore feed and product quality, to include: additions of an x-ray diffraction analyzer, an inductively coupled plasma (ICP) spectrometer, an ion chromatograph, and a new particle size analyzer ■3-D seismic surveys and oil and gas logs to delineate potash ore zones ■New state-of-the-art control panels to replace outmoded control equipment ■Carlsbad- Implemented a Behavior Based Safety Program ■Detailed Process analysis and improved maintenance planning ■Selected to be in MSHA Partnership program

INTREPID POTASH

33

Long-Life Reserves (1) Conventional Solar 93 120 30 Shallow Brine 1932 Wendover - - 28 Solution N/A HB Solution Mine(2) 440 510 122 Underground 1931 Carlsbad West 210 250 43 Underground 1965 Carlsbad East Sulfate of Potash Magnesia (Langbeinite) 966 1,200 Total Muriate of Potash 340 390 42 Underground 1965 Carlsbad East 93 180 124 Solution 1965 Moab Muriate of Potash Current Annual Effective Capacity in Potash Product Tons Current Annual Nameplate Capacity in Potash Product Tons Minimum Remaining Life (years) Current Extraction Method Date Mine Opened Product / Operations (1) Based upon reserves as estimated by Agapito Associates in accordance with SEC requirements. (2) The Carlsbad HB Solution Mine reserves are based on the planned flooding of 4,400 of the 21,600 acres of the old mine workings and recovery of potash from the residual pillars only with the brine extracted using submersible pumps. Debottlenecking effective capacity brings on new low-cost tons

Global Industry Susceptible to Production Interruptions & Supply "Shocks"

Mine Closures Due to Water Inflows


St. Paul mine (Congo)
(0.8MM tons KCL / yr)
Berezniki 3 mine
(1.8MM tons KCL / yr)
PCA (Patience Lake)
(0.8MM tons KCL / yr)
Potacan mine
(0.8MM tons KCL / yr)
Berezniki I
(1.3MM tons KCL / yr)
1976
1980
1984
1988
1992
1996
2000
2004
2008
Mines with Water Inflows
• K2 Mine Esterhazy
• Penobsquis Mine, Sussex

In the 70 plus years of potash mining in the Carlsbad area there has never been a mine lost to flooding or a water incursion due to geologic differences

Mine Closures Due to Depletion

Historical Depleted Mines

- Theodore, Amelie, Marie Louis mines in France
- Pasquasi and San Cataldo mines in Italy
- Salzdetfurth, Friedrichshall, Bergmannssegen-Hugo, Siegfried-Giesen, and Niedersachen-Riedel German mines
- Trona, California
- Several West German / East German mines
- Horizon-Amax, Wills-Weaver, Saunders in Carlsbad

Mines Currently With Less than 15 Years Reserve Life

- Potash operations at Mosaic's Hersey facility will be discontinued in the 2012
- Mosaic, Carlsbad
- Boulby, England
- Soligorsk I, Belarussia
- Taquari, Brazil

Source: Fertecon, Intrepid Potash, and public filings

INTREPID POTASH

35

Demand Growth from BRICs Reaching Recommended Application Levels China Brazil India Source: IPNI, Potash Corp (MM Tons KCL) Goal to attain self-sufficiency of food supply History of under application of potash Need to increase yields Increasing land use for agricultural purposes ~15MM ~7MM ~5MM 0 5 10 15 20 25 30 35 Current Potential 0 2 4 6 8 10 12 Current Potential 0 2 4 6 8 10 12 Current Potential

Fertilizer Use Far Below Recommended Rates Source: Morgan Stanley, Agricultural Products Research, September 4, 2008 146% Shortfall 86% Shortfall 288% Shortfall Global Application Rates (lb/acre) 60 112 24 59 17 66 0 20 40 60 80 100 120 Nitrogen Phosphate Potash Current Application Rate Scientifically Recommended Rate

Solar Evaporation and Solution Mining Technology - Qinghai Salt Lake Potash Corp - Compass Minerals 1970 Intrepid Moab 1932 Intrepid Wendover - Rincon Salar 1996 SQM Salar 1973 Arab Potash Company 1970 Dead Sea Works (ICL) Year Opened Existing Solar Evaporation Facility 1970 Intrepid Moab 1989 Patience Lake 1964 Belle Plaine Year Opened Existing Solution Mining Facility

Carlsbad Potash Area

HB – Phase I Potash Mine Flood Area

Conversion Rates 1 metric tonne = 1.102 short tons 1 product ton of potash (KCL or KCL Equivalent) = 61% K20 1 product ton of langbeinite = 22% K20 1 product ton of SOP = 50% K20

Select Pro Forma Data Adjusted Pro Forma Net Income (In millions) Pro Forma EBITDA1 (In millions, except gross margin percentage) 1 Non-GAAP reconciliation available Net Sales (In millions) Pro Forma Earnings Per Share (Diluted) $55.1 $36.2 $11.8 $12.2 $8.2 $8.2 $83.7 21% 29% 23% 24% 40% 57% 62% Q107 Q207 Q307 Q407 Q108 Q208 Q308 $2.8 $5.3 $3.1 $15.9 $31.6 $49.8 $4.3 Q107 Q207 Q307 Q407 Q108 Q208 Q308 $42.5 $50.8 $47.8 $51.3 $74.2 $99.5 $141.2 Q107 Q207 Q307 Q407 Q108 Q208 Q308 $0.05 $0.05 $0.07 $0.06 $0.26 $0.43 $0.66 Q107 Q207 Q307 Q407 Q108 Q208 Q308

Select Operating Data Potash Net Sales Price (Per short ton) Langbeinite Net Sales Price (Per short ton) $178 $182 $193 $224 $295 $425 $623 Q107 Q207 Q307 Q407 Q108 Q208 Q308 $108 $109 $137 $137 $123 $188 $283 Q107 Q207 Q307 Q407 Q108 Q208 Q308

Non-GAAP Reconciliation

- We define EBITDA as income from continuing operations before interest, income taxes, depreciation, depletion, amortization and accretion. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements to assess:
  - The financial performance of our assets without regard to financing methods, capital structure or historical cost basis
  - Our operating performance and return on capital as compared to other companies in the fertilizer business, without regard to financing or capital structure; and
  - The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities
- Pro forma net income includes the results of the company and its predecessor, as adjusted for stock compensation, interest and income taxes
- EBITDA is calculated and reconciled to income from continuing operations in the table below:

Calculation of Pro Forma EBITDA

	2008			2007			
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Pro Forma Net Income	$49,719	$32,446	$19,284	$4,694	$5,358	$4,005	$3,585
Add: Income tax expense	29,474	20,580	12,657	3,082	3,518	2,631	2,355
Add: Interest expense, including derivatives	643	(1,201)	1,433	1,067	1,030	(552)	134
Add: Depreciation, depletion, amortization and accretion	3,076	2,782	2,790	2,968	2,271	2,094	2,135
Add: Write-off of term loan bank fee	-	456	-	-	-	-	-
Add: Impairment Expense	756	-	-	-	-	-	-
Total adjustments	33,949	22,617	16,880	7,117	6,819	4,173	4,624
Pro Forma Earnings Before Income Taxes, Interest Depreciation, Depletion and Amortization	$83,668	$55,063	$36,164	$11,811	$12,177	$8,178	$8,209

44

INTREPID POTASH

Historical Production and Sales Summary INTREPID POTASH, INC. SELECTED OPERATIONS DATA (UNAUDITED) (Data in short tons) 2008 2007 September 30, June 30, March 31, December 31, September 30, June 30, March 31, Production volume (in ‘000 per short tons) Potash 200 210 224 217 233 210 218 Langbeinite 50 58 56 51 40 41 45 Sales volume (in ‘000 per short tons) Potash 204 213 213 215 224 245 209 Langbeinite 50 47 93 26 32 52 48

Corn Growers Continue to Generate a Strong Return on Their Fertilizer Investment Source: Iowa State University, USDA, IPI, Green Markets Notes: (1) Cash Corn Price as of 02/5/09, DTN Ethanol Center; For Model See Appendix (2) December ’09 Futures Price, CBOT, less $0.30 basis. $875 potash price in 2009 is assumed for modeling purposes and is not an Intrepid price forecast. Corn Growers’ Margins on Fertilizer 2008 Crop Break-Even Line Positive Return on Fertilizer Investment Potash Input Costs 2009E 2008E Corn Crop $875 $325 Potash Cost ($/ton) 4 - 6% 2 - 3% % of Corn Growers’ Input Costs A $100 increase in the price of potash results in a $0.03 increase in fertilizer cost/bu corn 2008 Crop assumes $325 potash (purchased Q1 ’08), $460 DAP, $450 Urea, and $3.32/bu cash corn (1) Estimated 2009 Crop 2009 Crop assumes $875 potash (to be purchased Q1 ’09), $310 DAP, $300 Urea, and $3.80/bu corn (2) $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $50 $100 $150 $200 $250 Fertilizer Cost ($/acre) Cash Corn Price ($/bu)

2008 Corn Growers’ Margin Model – 65% ROIC 2008 Estimate of Fertilizer Return on Corn Source: Iowa State University, USDA, IPNI, Green Markets Nutrient lbs/acre Fertilizer lbs/acre Nutrient Product needed needed $/st $/acre $/bushel N Urea 115 249 450 56 0.36 N DAP 25 Total N 140 P DAP 65 141 460 32 0.21 K KCL 50 83 325 13 0.09 Per Acre Per Bushel Total Fertilizer Cost 101 $ 0.66 $ Cash Corn Price ($/bu) 3.32 $ USDA Forecasted Average Yield with Fertilizer (bu/acre) 154 Average Yield without Fertilizer (bu/acre) 92.4 Positive Yield Impact of Fertilizer (bu/acre) 61.6 Yield Loss without Fertilizer (bu/acre) 40% Variable Cost ($/bu) 0.37 $ Additional Revenue from Fertilizing 205 $ Additional Cost of Fertilizer (101) $ Additional Variable Costs (23) $ Gross Profit 81 $ Pre-Tax ROIC of Fertilizer 65% Farmer's Margin

2009 Corn Growers’ Margin Model – 102% ROIC 2009 Estimate of Fertilizer Return on Corn (1) $875 potash price paid by the grower in 2009 is assumed for modeling purposes and is not an Intrepid price forecast. (2) Corn Price $/bu is computed as the Dec. ’09 futures price less $0.30 basis Source: Iowa State University, USDA, IPNI, Green Markets (1) (2) Nutrient lbs/acre Fertilizer lbs/acre Nutrient Product needed needed $/st $/acre $/bushel N Urea 115 249 300 37 0.24 N DAP 25 Total N 140 P DAP 65 141 310 22 0.14 K KCL 50 83 875 36 0.23 Per Acre Per Bushel Total Fertilizer Cost 95 $ 0.61 $ Corn Price $/bu 3.80 $ USDA Forecasted Average Yield with Fertilizer (bu/acre) 157.3 Average Yield without Fertilizer (bu/acre) 94.4 Positive Yield Impact of Fertilizer (bu/acre) 62.9 Yield Loss without Fertilizer (bu/acre) 40% Variable Cost ($/bu) 0.37 $ Additional Revenue from Fertilizing 239 $ Additional Cost of Fertilizer (95) $ Additional Variable Costs (23) $ Gross Profit 121 $ Pre-Tax ROIC of Fertilizer 102% Farmer’s Margin